SALES PSF & OCC. COSTS


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LOAN NO.  SELLER  LOAN ID    PROPERTY NAME                                    CUT-OFF DATE BALANCE   1998 SALES
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    1     MSDW    00-08217   Santa Monica Place                                     $84,853,475
    2     WFB     900220     Stroud Mall                                            $32,475,083
    3     MSDW    00-07398   Troy Market Place                                      $17,500,000      New Property; No sales history.
    4     JHREF   3212670    The Sands Shopping Center (stop & Shop Sales Only)     $15,655,379
    5     BSCMI   31254      Ingles Southeast Portfolio - Asheville, NC              $6,394,702
    6     BSCMI   31254      Ingles Southeast Portfolio - Brevard, NC                $5,620,343
    7     BSCMI   31254      Ingles Southeast Portfolio - Gainesville, GA            $2,772,703



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              1998                       1999
LOAN NO.   OCC. COSTS   1999 SALES    OCC. COSTS   2000 SALES  2000 OCC. COSTS  COMMENTS
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    1         $347         $344                       $363          12.9%        Based on Comp. Store Sales, O.C.s as of 9/30/2000
    2         $276         $290          11.0%
    3
    4         $593         $601                       $574         $24.52        2000 IS 6 MOS ANNUALIZED (APPROX. 4.3%)
    5                      $140                       $159           6.3%
    6                      $374                       $405           2.2%
    7                      $316                       $383           2.0%

      ALL FIGURES ARE APPROXIMATE AND PROVIDED BY THE INDIVIDUAL BORROWERS